Exhibit 10.2

AMENDMENT NO. 1 TO AGREEMENT OF PURCHASE AND SALE

This Amendment No. 1 is made and entered into effective as of August 1, 2006 (this “Amendment”) and amends the Agreement of Purchase and Sale, dated as of June 4, 2006 (the “Agreement”), by and among International Paper Company, a corporation organized under the laws of the State of New York (“Seller”), CMP Investments LP, a limited partnership organized under the laws of the State of Delaware (“Parent”), and CMP Holdings LLC, a limited liability company organized under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of Parent (“Buyer” and, together with Parent, the “Acquirors”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, Seller and the Acquirors wish to amend the Agreement as set forth herein;

WHEREAS, Seller and the Acquirors wish to amend the Seller Disclosure Letter as described herein;

WHEREAS, Seller and the Acquirors wish to amend certain Schedules to the Agreement as described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, each of Seller and the Acquirors agree as follows:

1.	Section 1.1 of the Agreement is hereby amended to delete the definition of “Ancillary Agreements” in its entirety and insert in lieu thereof the following:

“Ancillary Agreements” shall mean (i) the Transition Services Agreement, (ii) the Tax Exempt Bond Agreement, (iii) the Litigation Support Agreement, (iv) the Quinnesec Wood Supply Agreement, (v) the Sartell Sublease, (vi) the Intellectual Property Agreement, (vii) the Intellectual Property Assignments, (viii) the Joint Purchasing Agreement, (ix) the Hinton Pulp Supply Agreement, (x) the Amended and Restated Limited Partnership Agreement, (xi) the Roll-Wrap Agreement and (xii) Spare Parts Agreement.”

2.	Section 1.1 of the Agreement is hereby amended to delete the definition of “Benchmark” in its entirety and insert in lieu thereof the following:

“Benchmark” shall mean $153,075,000 (one hundred fifty three million and seventy-five thousand dollars).”

3.	Section 1.1 of the Agreement is hereby amended to delete subsection (iii) of the definition of “Permitted Encumbrances” in its entirety and insert in lieu thereof the following:

“(iii) except as set forth on Amended Schedule VIII, matters shown on the title insurance or commitments listed in Section 4.15 of the Seller Disclosure Letter,”

4.	Section 1.1 of the Agreement is hereby amended to insert the following:

“Roll-Wrap Agreement” shall mean the roll-wrap agreement, to be executed and delivered on the Closing Date, between Buyer and Seller, in the form attached hereto as Annex K.”

5.	Section 1.1 of the Agreement is hereby amended to insert the following:

“Spare Parts Agreement” shall mean the spare parts agreement, to be executed and delivered on the Closing Date, between Buyer and Seller, pursuant to which Buyer and Seller will be able to purchase spare parts from each other, in the form attached hereto as Annex L.”

6.	Section 2.3(b) of the Agreement is hereby amended to delete subsection (v) thereof in insert in lieu thereof the following:

“(v) all liabilities and obligations arising out of, resulting from or relating to the matters described in Amended Schedule VI (the “Excluded Litigation Matters”)”

7.	Section 2.10 of the Agreement is hereby amended to insert a new subsection (c) as follows:

(c)	“Notwithstanding anything to the contrary set forth in Section 2.1, if, on the Closing Date, ARCo or a stockholder of ARCo other than Seller shall not have purchased the ARCo Shares at the offer price of $2,000,000 set forth in the offer notice delivered by Seller to ARCo and its shareholders pursuant to the ARCo ROFR, Seller shall sell, convey, assign, transfer and deliver to Buyer and Buyer shall purchase, acquire and accept from Seller, the ARCo Shares subject to the ARCo ROFR. For the avoidance of doubt, if ARCo or a stockholder of ARCo other than Seller elects to exercise its ARCo ROFR following the Closing, then (i) Buyer shall deliver the ARCo Shares to such exercising party and (ii) the proceeds paid in connection with the exercise of such right and purchase of the ARCo Shares shall belong to Buyer.”

8.	Section 4.4 of the Agreement is hereby amended to delete the reference to “Section 4.4(a) of the Seller Disclosure Letter” and insert in lieu thereof “Amended Section 4.4 of the Seller Disclosure Letter”.

9.	Section 6.33 of the Agreement is hereby amended to insert the following as the last sentence thereof:

“Seller shall indemnify Buyer, and Buyer shall not be responsible, for any damages arising from Seller’s failure to obtain the consent of any landlord necessary to sublease office space as provided for in this Section 6.33 and the Transition Services Agreement, except for such liabilities that arise from Buyer’s failure to take such actions as are reasonably necessary to obtain such consents.”

10.	Section 6.35 of the Agreement is hereby amended to delete the text thereof in its entirety and in insert in lieu thereof the following:

“Prior to or at Closing, Buyer will execute the following agreements to the extent necessary for the Seller’s provision of transition services to Buyer under the Transition Services Agreement: (1) necessary license agreements with CINCOM and H&W Software; (2) services agreements with EDS and ADP; and (3) a transitional services agreement with SAP. As soon as practicable following Closing, Buyer will execute a license agreement with GT Software.”

11.	Section 7.2 of the Agreement is hereby amended to delete subsection (g) thereof in insert in lieu thereof the following:

(g)	“Seller shall have obtained the written consents, in form and substance reasonably satisfactory to Buyer, set forth in Amended Section 7.2(g) of the Seller Disclosure Letter.”

12.	Section 10.9 of the Agreement is hereby amended to delete the parenthetical phrase in clause (i) thereof in its entirety and insert in lieu thereof the following:

“(other than (A) the Intellectual Property Agreement, which may be assigned in accordance with its terms, and (B), in the case of Buyer, the Transition Services Agreement)”

13.	The Seller Disclosure Letter is hereby amended to delete Section 4.4(a) and insert in lieu thereof Exhibit A hereto (“Amended Section 4.4(a) of the Seller Disclosure Letter”).

14.	Section 4.12(a)(ii) on the Seller Disclosure Letter is hereby amended to add the following trademark:

“Quinnesec, US Registration No. 1232416, registered on March 29, 1983”.

15.	The Seller Disclosure Letter is hereby amended to delete Section 7.2(g) and insert in lieu thereof Exhibit B hereto (“Amended Section 7.2(g) of the Seller Disclosure Letter”).

16.	Section 6.8(a)(i) of the Seller Disclosure Letter is hereby amended as set forth in Exhibit C.

17.	Schedule VI (Certain Excluded Liabilities) to the Agreement is hereby deleted in its entirety and replaced with Schedule VI set forth in Exhibit D hereto (“Amended Schedule VI”).

18.	The heading of Schedule VI (Purchase Price Allocation) is hereby deleted in its entirety and replaced with “Schedule VII”.

19.	Schedule VII (Permitted Encumbrance Exceptions) to the Agreement is hereby deleted in its entirety and replaced with Schedule VIII set forth in Exhibit E hereto (“Amended Schedule VIII”).

20.	The Table of Contents of the Agreement is amended to delete the references to Schedule IX (Seller Transition and Migration Tasks) and Schedule X (Buyer Transition and Migration Tasks).

21.	THIS AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAWS OR ANY OTHER LAW THAT WOULD MAKE THE LAWS OF ANY OTHER JURISDICTION OTHER THAN THE STATE OF NEW YORK APPLICABLE HERETO.

22.	Except to the extent amended hereby, the provisions of the Agreement shall remain unmodified, and the Agreement, as amended by this Amendment shall remain in full force and effect in accordance with its terms.

23.	This Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

INTERNATIONAL PAPER COMPANY

By:	/s/ C. Cato Ealy
Name: C. Cato Ealy
Title: Senior Vice President

CMP HOLDINGS LLC

By:	/s/ Scott Kleinman
Name: Scott Kleinman
Title: President

CMP INVESTMENTS LP

By:	CMP INVESTMENTS MANAGEMENT LLC
Its General Partner

By:	/s/ Scott Kleinman
Name: Scott Kleinman
Title: President